UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CAPITAL BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Capital Bancorp, Inc.
1820 West End Avenue
Nashville, Tennessee 37203

A Letter to Our Shareholders

April 6, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Capital Bancorp, Inc. (the “Company”) to be held on May 18, 2005, at 3:00 o’clock p.m., local time, at the University Club of Nashville, 2402 Garland, Avenue, Nashville, Tennessee 37212. At the Annual Meeting, Shareholders of record and beneficial owners as of March 23, 2005, will be entitled to vote upon the election of Directors who will serve until their successors have been elected and qualified. In addition, Shareholders will vote on the proposed Capital Bancorp, Inc. 2005 Employee Stock Purchase Plan and also upon any other business that may properly come before the Annual Meeting. Presently, the Company is unaware of any other business that may be properly proposed. Shareholders may obtain copies of the Rules of Conduct for Meetings of Capital Bancorp, Inc. Shareholders on the Company’s website at www.capitalbk.com under “Corporate Information.”

The enclosed Proxy Statement describes the proposed election of Directors and it contains other information about the Annual Meeting. Please read these materials carefully. It is important that your shares be represented whether or not you plan to attend the Annual Meeting. Please complete the enclosed proxy card and return it in the enclosed envelope without delay. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you wish by following the instructions set forth in the accompanying Proxy Statement by giving appropriate notice at any time before your proxy is voted.

If you have any questions about any matter related to our Company or Capital Bank & Trust Company, I trust that you will call us.

On behalf of your board of directors, I urge you to vote FOR Proposal 1 (election R. Rick Hart as the Director Nominee from Director Class I) and FOR Proposal 2 (approval of the proposed employee stock purchase plan as described in the Proxy Statement and set forth on the Proxy Card). I look forward to seeing you at the Annual Meeting.

Sincerely,

Capital Bancorp, Inc.

/s/ R. Rick Hart

R. Rick Hart, Chairman of the Board

Capital Bancorp, Inc.
1820 West End Avenue
Nashville, Tennessee 37203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO:	Our Shareholders

DATE:	Wednesday, May 18, 2005

TIME:	3:00 p.m., Local Time in Nashville, Tennessee (Central Time)

PLACE:	University Club of Nashville
2402 Garland, Avenue
Nashville, Tennessee 37212

ITEMS OF BUSINESS:

1)	To elect R. Rick Hart as the Director Nominee from Director Class I;

2)	To consider and approve the Capital Bancorp, Inc. 2005 Employee Stock Purchase Plan; and

3)	To conduct other business properly brought before the Annual Meeting. Execution of a proxy confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with such proxy holder’s best judgment on such other business, if any, as may properly come before the Annual Meeting or any postponement or adjournment thereof. Presently, the Board of Directors knows of no such other business.

ELIGIBILITY:	You can vote if you were a Shareholder of record at the Company’s close of business on March 23, 2005.

ADJOURNMENT:	If necessary, your proxy will be voted to adjourn the Annual Meeting to a later date to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

MAILING DATE:	This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2004, together with the form of proxy for the Annual Meeting, are first being mailed to Shareholders on or about April 6, 2005.

By Order of the Board of Directors

/s/ John W. Gregory, Jr.

John W. Gregory, Jr., Corporate Secretary
Nashville, Tennessee
April 6, 2005

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

Capital Bancorp, Inc.

Annual Meeting of Shareholders

-ii-

PROXY STATEMENT

OF

CAPITAL BANCORP, INC.

2005 ANNUAL MEETING OF SHAREHOLDERS

May 18, 2005

3:00 P.M.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “board”) of Capital Bancorp, Inc. (“our Company” or “CBI”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 18, 2005 or at any adjournment or postponement thereof. This Proxy Statement is being furnished to the Shareholders of our Company who hold shares of record, and to certain beneficial owners, at the close of the Company’s business on March 23, 2005 in connection with the Annual Meeting. The Annual Meeting is scheduled to be held at the University Club of Nashville, 2402 Garland, Avenue, Nashville, Tennessee 37212, on Wednesday, May 18, 2005, at 3:00 o’clock p.m. local time. (All times are Central Time.) The notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about April 6, 2005. The Company’s Annual Report to Shareholders for the year ended December 31, 2004 is being mailed to Shareholders with the mailing of this Proxy Statement.

The Company will bear all costs of solicitation of proxies. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials. Solicitation of proxies by mail may be supplemented by telephone, e-mail, telecopier or personal solicitation by directors, officers or other regular employees of the Company (who will not receive any additional compensation for any solicitation of proxies). Presently, no proxy solicitation firm has been retained by the Company to assist in the solicitation of proxies but the Company reserves the right to engage professional proxy solicitors at market rates.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth in this document since the date of mailing this Proxy Statement.

Revocability of Proxies

Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering a written notice of revocation or another duly executed proxy bearing a later date to the Company’s corporate secretary at Capital Bancorp, Inc., Attention: Corporate Secretary, 1820 West End Avenue, Nashville, Tennessee 37203. You may also revoke your proxy by attending the Annual Meeting and voting in person. However, your revocation must come before the time that your proxy is first voted on any item of business at the Annual Meeting. Merely attending the Annual Meeting does not automatically revoke your proxy; you must give notice to the Company’s corporate secretary (John W. Gregory, Jr.) or to one of the inspectors of the election. The inspectors will be seated proximate to the door of the meeting room.

Record Date, Voting and Share Ownership

The Company’s common stock, no par value per share (the “Common Stock”), is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. As of the close of business on March 23, 2005, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 3,462,008 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. Also, shares voted by a broker on any issue other than a procedural motion will be considered present for all quorum purposes, even if the shares are not voted on every matter. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted:

!	“For” the election of R. Rick Hart, as the Company’s Nominee for Director Class I; and

!	“For” approval of the Capital Bancorp, Inc. 2005 Employee Stock Purchase Plan.

Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect the election of directors.

If necessary, your proxy will also be used to adjourn the Annual Meeting to a later date (and/or postpone it to a later time) to permit further solicitation of proxies if there are insufficient votes at the time of the Annual Meeting to constitute a quorum.

Shareholder Questions and Availability of Company Information

If you have any questions about the Annual Meeting or the procedure for granting, voting or revoking your proxy, you should contact:

Investor Services — Ask for Sally Kimble or Lorrain Graham
Capital Bancorp, Inc.
1820 West End Avenue
Nashville, Tennessee 37203
Shareholders, Banks and Brokers (call collect): (615) 327-9000

E-mail — InvestorServices@capitalbk.com

If you need additional copies of this proxy statement or voting materials, please contact Capital Bancorp, Inc.’s Investor Services Department as described above or send an e-mail describing your request to: lgraham@capitalbk.com or skimble@capitalbk.com.

Also, Shareholders may request a free copy of our 2004 Annual Report Form 10-K, after it is filed with the Securities and Exchange Commission (“SEC”) on or prior to March 31, 2005, from Investor Services at the above address. The Company will also furnish shareholders any exhibit to the 2004 Form 10-K if specifically requested. A link to the report can be found on the Company’s website at www.capitalbk.com under “Corporate Information.” Although we may make reference to our website address in this proxy statement, it is intended as a textual reference only and the information in the website is not incorporated by reference into this proxy statement.

Certain records of our Company are available for inspection and copying by our shareholders during regular business hours at the Company’s headquarters located at 1820 West End Avenue, Nashville, Tennessee 37203. To make sure that someone is available to help you, please make an appointment with Sally P. Kimble, our Chief Financial Officer, who works with Investor Services, by calling her at (615) 327-9000. Records available for inspection include our charter, bylaws, Audit Committee Charter, Rules of Conduct for Meetings of Capital Bancorp, Inc. Shareholders, our Code of Ethics, and links to the filings of our directors and officers on Forms 3, 4, and 5.

This information is also available on or through the Company’s website at www.capitalbk.com under “Corporate Information.”

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2005 ANNUAL MEETING OF CBI’S SHAREHOLDERS

Q:	Why am I receiving these materials?

A:	The board of directors of Capital Bancorp, Inc., a Tennessee corporation that operates as a bank holding company under the Bank Holding Company Act of 1956, as amended, is providing these proxy materials for you in connection with the Company’s Annual Meeting of Shareholders which is scheduled to be held on May 18, 2005. As a shareholder, you are invited to attend the Annual Meeting and you are entitled to and requested to vote on the items of business described in this proxy statement. The board of directors is soliciting your proxy for use at the 2005 Annual Meeting.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain of the Company’s most highly paid executive officers, and certain other required information.

Q:	How may I obtain a copy of CBI’s Annual Report to Shareholders?

A:	A copy of CBI’s Annual Report to Shareholders is enclosed.

Q:	What items of business are scheduled to be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are the election of R. Rick Hart, who is an incumbent board nominee as well as Chairman, President and Chief Executive Officer of the Company and Capital Bank & Trust Company and the consideration of the proposed Capital Bancorp, Inc. 2005 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”). Mr. Hart is the only nominee of Director Class I. If elected, Mr. Hart will serve a term of three years and until his successor has been elected and qualified. If the Employee Stock Purchase Plan is approved, the board expects to implement it promptly.

Q:	What about the consideration of “other business” at the Annual Meeting?

A:	We will consider other business that properly comes before the Annual Meeting. Presently, the Company is unaware of any other business that might properly be brought before the Annual Meeting. Any such proposal would be subject to the charter, bylaws, and our Rules of Conduct for Meetings of Capital Bancorp, Inc. Shareholders.

Q:	How does the board recommend that I vote?

A:	Our board recommends that you vote your shares “FOR” the re-election of Mr. Hart and “FOR” approval of the Employee Stock Purchase Plan.

Q:	How do I cast my vote?

A:	You may vote in person at the Annual Meeting or you may complete, sign and return the enclosed proxy card. Votes submitted by proxy will be voted by the individuals named on the proxy card (“proxies” or “proxy holders”) in the manner you indicate. You may vote in favor of the nominee or you may withhold your vote as to the nominee. The nominee receiving the most votes will be elected.

You should sign and date your proxy, and return it to us by mail in the enclosed envelope. If your proxy is not dated, the Company may (but is not required to) deem it to be dated as of the date that it was mailed to you by the Company or the Company may be deem the undated proxy to be invalid.

Q:	What shares can I vote?

A:	Each share of CBI Common Stock issued and outstanding as of the close of business on March 23, 2005, which is called the “Record Date,” is entitled to be voted on all items being voted upon at the Annual Meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date we had 3,462,008 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Many CBI shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting. The Company has enclosed or sent a proxy card for you to use. The Company’s transfer agent is Registrar & Transfer Company, and it can be contacted at 10 Commerce Drive, Cranford, New Jersey 07016-3572; Telephone (800) 368-5948; Facsimile (908) 497-2310.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares. You should contact your broker, nominee, or trustee as soon as possible to make sure that they have your instructions and to obtain any additional information that you need.

We urge you to contact your broker, nominee or trustee as soon as possible to make sure that your shares are voted.

Q:	What Should I Do Now?

A:	Indicate on your proxy card how you want to vote, and sign and mail the proxy card in the enclosed postage prepaid envelope as soon as possible, so that your shares will be represented at the Annual Meeting.

If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be voted in favor of the director-nominee, Mr. Hart, and for approval of the Employee Stock Purchase Plan, as well as in the discretion of the proxy with respect to any other business that may properly come before the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a CBI shareholder or joint holder as of the close of business on March 23, 2005, which is the Record Date, or you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record but hold shares through a broker or nominee (that is, in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement on or prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the meeting.

Q:	Where and what time will the Annual Meeting be held?

A:	The Annual Meeting is being held at the University Club of Nashville, which is located at 2402 Garland Avenue, Nashville, Tennessee 37212, and you may call for directions if needed at (615) 322-8564 and you may find directions and a map to the University Club at www.uclubnashville.org. The Annual Meeting will begin promptly at 3:00 p.m., local time in Nashville, Tennessee. (All dates and times are local time in Nashville, Tennessee, which is located in the Central Time Zone in the United States of America.) Sign-in for the meeting is scheduled to begin at 2:00 p.m. Please allow ample time for the sign-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the shareholder of record may be voted in person by ballot at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend and request that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

By Mail - Shareholders of record of CBI common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Capital Bancorp, Inc. shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided to them by their brokers, nominees, and trustees and mailing them in the accompanying pre-addressed envelope or as directed by the brokers, nominees, and/or trustees.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to time of the first vote or use of your proxy at the Annual Meeting (including any adjournments or postponements). If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy if it is properly presented to the Company’s corporate secretary or inspectors of election before the old proxy is voted), by delivering written notice of revocation to the Company’s corporate secretary or the inspectors of election prior to your old proxy being voted, or by attending the Annual Meeting and voting in person by ballot. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or the procedure for granting, voting or revoking your proxy, you should contact the Company as described on page 2 in the section called “Shareholder Questions and Availability of Company Information.”

Q:	Is my vote confidential?

A.	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within CBI or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Shareholders might provide written comments on their proxy card, these will then be forwarded to our management.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum of the shareholders is necessary to hold a valid meeting. If the holders of at least a majority of our shares are present in person or by proxy, a quorum will exist. Once a shareholder is present for any purpose, then that person’s shares will be counted towards the quorum requirement (unless the Annual Meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the shares abstains from voting with respect to any matter brought before the Annual Meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” the nominee or you may vote to “WITHHOLD” authority to vote with respect to the nominee. Each share is entitled to one vote on all matters.

For all other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the board (“FOR” all of CBI’s nominees to the board, “FOR” approval of the Employee Stock Purchase Plan, and in the discretion of the proxy holders on any other matter that properly comes before the meeting).

Q:	What is the voting requirement to approve each of the proposals?

A:	Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. Therefore, in the election of directors, the person receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Any other proposal that might properly come before the Annual Meeting would generally require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the Annual Meeting.

If you hold shares beneficially in street name, and if you do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. The vote with respect to the election of the director-nominee is considered a “routine matter” and, therefore, brokers will be able to vote on that matter without the direction of the beneficial owners of those shares. Broker non-votes will not affect the outcome of any other matter being voted on at the meeting, assuming that a quorum is obtained.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Our charter does not permit cumulative voting on any matter. Each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason the nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board or the board may elect not to designate any candidate at this time. The board could later elect a nominee to fill the vacancy in Class I if it so desired. In that case, the board-elected nominee would stand for election at the next following annual meeting at which directors stand for election.

Q:	Who will serve as inspector of elections?

A:	The inspector of the elections will be persons chosen by the Chair to count and verify the proxies and the votes cast, and may include one or more Capital Bank & Trust Company employees.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each CBI proxy card and voting instruction card that you receive.

Q:	How may I obtain a separate set of voting materials?

A:	If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from as described in the section on page 2 called “Shareholder Questions and Availability of Company Information.”

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and telephone number to request delivery of a single copy of these materials.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	CBI’s board of directors is making this solicitation and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities but whose expenses (if any) will be reimbursed. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders. The Company does not presently intend to employ or to compensate any other persons or entities to solicit proxies in connection with the Annual Meeting, but reserves the right to do so.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and to publish final results in our quarterly report on Form 10-Q for the second quarter of 2005.

Q:	What is the deadline to propose actions for consideration at next year’s Annual Meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings. However, the procedures specified in our Company’s bylaws and in Rule 14a-8 issued by the SEC must be carefully followed. You may also refer to “Shareholder Proposals and Nominations for the 2006 Annual Meeting” below. Shareholders can review a copy of our bylaws as provided in “Shareholder Questions and Availability of Company Information” set forth on page 2 of these materials.

Q:	What if I return my proxy card but do not provide voting instructions?

A:	Proxies that are signed and returned but do not contain instructions will be voted “FOR” the election of Mr. Hart as the sole nominee for Director Class I, “FOR” approval of the Employee Stock Purchase Plan, and in the discretion of the proxy for all other matters.

Q:	How does discretionary authority apply?

A:	Every proxy gives the holder discretionary authority to vote on ministerial matters (like approving the minutes of the last meeting) and other matters that arise at the meeting of which management is presently not aware. However, the proxy holders selected by the Company will not vote any proxy that withholds authority or that is voted against the full slate of directors in favor of any postponement or adjournment of the meeting.

Q:	How will abstentions and broker non-votes be treated?

A:	Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in “street” name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to that proposal.

Q:	How do I communicate with our board or the non-management directors on our board?

A:	You may communicate with our board by sending a letter to the board of directors, Capital Bancorp, Inc., Attention:
Corporate Secretary, at 1820 West End Avenue, Nashville, Tennessee 37203, or by e-mail at jgregory@capitalbk.com. Communications intended for non-management directors should be directed to the Chair of the Audit Committee at such address or by e-mail at AuditCommitteeChair@capitalbk.com. This is further addressed below in the section “Shareholder Communications to the Board of Directors.

Q:	Can I make nominations from the floor at the Annual Meeting?

A:	No. Although shareholders can nominate directors, nominations must be made before the meeting and must contain information that the other shareholders would need to make an informed decision about the nominees. These procedures are set forth in the Company’s bylaws, which are available for inspection as provided on page 2 in the section of these materials entitled “Shareholder Questions and Availability of Company Information.”

Q:	Can a shareholder bring up “other business” from the floor of the Annual Meeting?

A:	Generally, business cannot be proposed from the floor of the Annual Meeting and, if so proposed, it is supposed to be deemed to be out of order by the chairperson of the Annual Meeting. The board of directors does not know of any other business to be presented to the Annual Meeting and does not intend to bring other matters before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment (“discretionary authority”) to the extent that the Company’s charter and bylaws permit such consideration. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the Annual Meeting. Accordingly, the persons named in the accompanying proxy are allowed to exercise their discretionary authority to vote upon any such proposal without the matter having been discussed in this Proxy Statement, subject to any restrictions set forth in the Company’s charter and bylaws. For these reasons, the board deems it unlikely that “other business” can properly be raised at the Annual Meeting.

Q:	Does our Company have a Code of Ethics?

A:	The Company has adopted a Code of Ethics which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Ethics is also applicable to our Company’s board of directors. The Code of Ethics is available for inspection as described on page 2 of these materials at “Shareholder Questions and Availability of Company Information.” The Company intends to give notices of amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s directors, chief executive officer, principal financial officer or principal accounting officer) by appropriate filings on Form 8-K.

Q:	Does our Company have a primary Investor Services contact person?

A:	Yes. The Company has appointed Sally P. Kimble, Executive Vice President and Chief Financial Officer, as its principal Investor Services spokesperson. She may be reached at (615) 327-9000, by mail at 1820 West End Avenue, Nashville, Tennessee 37203, and by e-mail at skimble@capitalbk.com. The Company utilizes the Bank’s Web Site, www.capitalbk.com.

Q:	Who is the Company’s transfer agent?

A:	The Company has appointed Registrar & Transfer Company as the Company’s transfer agent. Registrar & Transfer Company can be contacted at 10 Commerce Drive, Cranford, New Jersey 07016-3572; Telephone (800) 368-5948; Facsimile (908) 497-2310.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Q:	How are Directors nominated and elected?

A:	The board of directors is divided into three groups (called “Classes”) of directors. Directors stand for election for three-year terms, with one “Class” standing for election every year. The board has nominated the incumbent member of Director Class I as the nominee for this year’s election. Nominations can be made by shareholders in accordance with the Company’s bylaws, and as set forth below in the section entitled “Shareholder Proposals and Nominations for the 2006 Annual Meeting”.

Q:	Who is the Director-nominee this year?

A:	The nominee is incumbent director R. Rick Hart, of Director Class I. Mr. Hart is the Chairman, President and Chief Executive Officer of the Company and Capital Bank & Trust Company. If elected, Mr. Hart will hold office until the 2008 Annual Meeting of Shareholders, which is when his Director Class stands again for re-election. Each director of the Company is elected to serve the stated term and until such person’s successor has been elected and qualified.

Q:	What is the background of this year’s nominee?

A:	Certain background information concerning the nominee is provided in the following table:

Name [Class]	Age	Principal Occupation
R. Rick Hart [Class I]	56	Chairman, President, and CEO of the Company, 2001 - present; Chairman of the Bank, 2000 - present; President and CEO of the Bank, 1994 to present; Director of the Company 2001 - present; Director of the Bank 1994 - present.

Q:	Who are the Directors who are continuing in office without re-election this year?

A: The	directors who are continuing in office without standing for re-election are:

Name [Class]	Age	Principal Occupation
Albert J. Dale, III [Class III]	55	President, Dale, Inc.; Director of the Company, 2001 - present; Director of Capital Bank, 1994 - present.

Robert W. Doyle [Class II]	57	President and Owner of Major Bob Music, Inc., and Bob Doyle & Associates, Inc.; Director of the Company, 2001 - present; Director of the Bank, 1999 - present. Also served as Director of the Bank, 1994 - 1998.

H. Newton Lovvorn, Jr., M.D. [Class III]	65	Physician; served as a Director of the Company 2003 - present; Director of Capital Bank, 1994 - present.

Michael D. Shmerling [Class II]	49	EVP and Chairman, Background Screening Group of Marsh Kroll (2004 - present); EVP and President, Background Screening Group of Marsh Kroll (2004); EVP and President, Kroll’s Background Screening Group (2002 - 2004); Board Member, Kroll Inc. (2001 - 2004); EVP and COO, Kroll Inc. (2002); COO, Kroll Inc. (2000 - 2002); President, Kroll Corporate Services (1999 - 2000); Director of the Company, 2001 - present; Director of the Bank, 1997 - present.

Terms of the Directors in Class II are scheduled to expire in 2006 and those of the Directors in Class III in 2007.

Q:	What if a nominee is unwilling or unable to serve?

A:	That is not expected to occur. If it does, proxies will be voted for a substitute designated by the board, if the board decides to designate a substitute. Otherwise, the slot will be left vacant to be filled by the board of directors at a later date.

Q:	What does the Board of Directors recommend?

A:	The Board unanimously recommends that you vote FOR the election of Mr. Hart.

THE COMPANY’S CORPORATE GOVERNANCE STRUCTURE

Q:	What is the structure of the Company’s Board of Directors?

A:	According to our Company’s charter, our board of directors must consist of between three and twenty-five directors, with the exact number to be set by the affirmative vote of a majority of the full board. Our current board consists of five directors. Director Class I has one director and Director Class II and Director Class III have two directors each. Every year, one of the three Director “Classes” stands for election by our shareholders to serve for three year terms and until each such person’s successor has been elected and qualified. If a person is nominated for a Director Class that is not customarily elected that year, such person is elected for a term that will expire in the year that her or his Director Class is customarily elected.

Q:	How are Directors compensated?

A:	Directors of the Company are compensated based on service and seniority. All directors receive $250 for each Company board meeting. In addition, because the Company’s board members at this time also serve as members of the Capital Bank & Trust Company board of directors, they also receive bank board fees as follows: Directors in Tier I (those serving their first three-year term) receive $7,050 per year, those in Tier II (those serving a second three-year term) receive $9,000 per year, and those in Tier III (those serving at least a third three-year term) receive $11,100 per year. Committee fees for Company committees are paid as follows: Executive Committee members receive $200 for each meeting attended, Audit Committee members receive $200 for each meeting attended (except that the Chair receives $400 per meeting), HR/Compensation Committee members are paid $125 for each meeting attended (except that the Chair receives $150 per meeting), and Nominating Committee members are paid $125 for each meeting attended (except that the Chair receives $150 per meeting). The Company’s employee-director, Mr. Hart, does not receive committee fees.

Q:	How often did the Board of Directors meet in 2004?

A:	The board met four times during fiscal year 2004, each of which was a regularly scheduled meeting. The Company’s board members also serve on the board of Capital Bank, which met eleven times.

Q:	Is the majority of our directors “independent?”

A:	Yes. Our board is comprised of a majority of directors who qualify as independent directors pursuant to the corporate governance standards for companies listed on the National Association of Securities Dealers, Inc. (“NASD”). (In determining independence pursuant to NASD standards, the board has elected to use the independence standards that it applies to its Audit Committee, even though the Company’s Common Stock is not listed on the NASDAQ or on any other recognized securities exchange.) Each year the board affirmatively determines whether directors have a direct or indirect material relationship with the Company, including its subsidiaries, that may interfere with their ability to exercise their independence from the Company. When assessing the materiality of a director’s relationship with the Company, the board considers all relevant facts and circumstances, not merely from the director’s standpoint, but from that of the persons or organizations with which the director has an affiliation. Material relationships can include employment, commercial, industrial, banking, consulting, legal, investment banking, accounting, charitable and familial relationships.

The board has determined that directors Dale, Doyle, Lovvorn, and Shmerling qualify as independent under NASD rules. The board has concluded that none of these directors possessed the categorical relationships set forth in the NASD listing standards that prevent independence. None of our independent directors has any relationship with the Company other than his service as a director and on committees of the board that is material to him. One of our directors, Mr. Hart, is the Company’s Chairman, President and Chief Executive Officer, involved in directing our day to day activities and he is not considered to be an independent director.

Q:	Have the members of the board attended most of their assigned meetings?

A:	Yes. During the fiscal year ended December 31, 2004, the board held four regular meetings and no special meetings. Each incumbent director attended at least 75% of the aggregate number of meetings of the board and all committees thereof to which such director had been appointed.

Q:	Did our directors attend last year’s Annual Meeting of Shareholders?

A:	Yes. All of our directors attended our 2004 Annual Meeting of Shareholders. All directors are expected to attend the 2005 Annual Meeting of Shareholders. Our policy with respect to directors’ attendance at our Annual Meetings of Shareholders is that we expect our directors to be in attendance at the Annual Meeting unless, due to pressing personal or professional issues, they cannot be. Historically, all or virtually all of our directors have attended our Annual Meetings of Shareholders.

Q:	Can our independent, non-management directors meet separately?

A:	Yes. Our non-management directors reserve the right to meet at regularly scheduled executive sessions and may hold such additional executive sessions as they determine necessary or appropriate. No such meetings were deemed necessary or held in 2004.

Q:	How can shareholders communicate with the board, with particular board members, or with the independent, non-management directors?

A:	The board believes it is important for shareholders and others to have a process to send communications to the board or to specific members of the board. Accordingly, any shareholder or other interested party who desires to communicate with the board, any individual director, or the independent or non-management directors as a group, may do so by regular mail or e-mail directed to the corporate secretary of the Company. The mailing address of the Company’s corporate secretary is: Capital Bancorp, Inc., Attention: Corporate Secretary, 1820 West End Avenue, Nashville, Tennessee 37203; the Secretary’s e-mail address is jgregory@capitalbk.com. Upon receiving mail addressed to the board, the Secretary will assess the appropriate director or directors to receive the message, and will forward the mail to such director or directors without editing or altering it.

Q:	What Committees does our board use?

A:	Our board utilizes four standing committees, which are the Audit Committee, Executive Committee, Nominating Committee, and Compensation Committee. (Committees customarily operate jointly with comparable committees of Capital Bank & Trust Company.) The board has adopted a charter for the Audit Committee, which is available on our website at www.capitalbk.com under the heading “Corporate Information.” The board and each of the Audit Committee, and Compensation Committee have, in 2005, begun conducting and will continue to conduct annual self-evaluations for purposes of determining independence. These self-evaluations are intended to facilitate an examination and discussion by the entire board and each of these committees of their effectiveness as a group in fulfilling charter requirements and other responsibilities, as well as areas for improvement. The following table contains information concerning these committees:

Name of Committee and Members	Function of the Committee
Executive Committee
(Joint with the Bank’s Executive Committee)

2004 Company Membership:

R. Rick Hart, Chair
Clenna G. Ashley*
Robert W. Doyle
H. Edward Jackson, III*
John W. Gregory, Jr.*
H. Newton Lovvorn, Jr.
Michael D. Shmerling

*Bank Director Only	Generally authorized to perform a wide variety of functions for the board of directors and to act for and on behalf of the full board of directors when the board of directors is not in session.

This committee met nine times in 2004.
Compensation Committee (Joint with the Bank’s Human Resources Committee) 2004 Company Membership: Michael D. Shmerling, Chair Albert J. Dale, III Robert W. Doyle H. Newton Lovvorn, Jr., M.D.	1.	Makes recommendations to the full board of directors on executive compensation and other compensation issues.
	2.	Reviews and considers compensation plans for directors, executive officers, and other employees.
	3.	Evaluates the performance of executive and other officers and employees, with a view towards profitability, long-term growth and trends, regulatory factors and ratings, and perceived performance.
This committee met twice in 2004.
Nominating Committee (Joint with the Bank’s Nominating Committee) 2004 Company Membership: Albert J. Dale, III, Chair Robert W. Doyle	1.	Reviews the membership of the boards of both the Company and the Bank, giving consideration of the availability of other qualified shareholders as board members, and related matters.
	2.	Considers shareholder nominations made in accordance with the requirement of the Company=s charter and bylaws.
Robert P. Alexander, Sr.* *Bank Director Only	This committee did not meet in 2004.

Name of Committee and Members	Function of the Committee

Audit Committee	As to both the Company and Capital Bank:
(Joint with Bank’s Audit Committee)
2004 Joint Membership:	1.	Engages, determines the compensation of, and oversees the independent external auditors and the internal auditors.
Clenna G. Ashley, Chair*	2.	Reviews the independence of the external auditor.
Albert J. Dale, III	3.	Reviews and approves the scope and adequacy of audit plans.
C. Donald Dixon*	4.	Reviews the scope and adequacy of internal controls.
Robert W. Doyle	5.	Approves significant accounting principles, concepts, and practices related to the financial statements.
	6.	Reviews the Bank’s financial results and the Company’s financial results and SEC filings.
*Bank Director Only	7.	Reviews the internal and external audit program with the goal of assuring that the Company’s and the Bank’s audit plans, policies and practices are appropriate.
	8.	Reviews audit fees.
	9.	Supervises matters relating to internal and external audit functions, including the approval of all auditing and non-auditing services performed by the independent auditors and any other auditing or accounting firms.
	10.	Reviews and sets internal policies and procedures regarding audits, accounting and other financial controls, including the loan review function.
	11.	Approves, reviews, and determines the adequacy of the Company’s Audit Committee Charter.

	This Committee met four times in 2004.

The Bank has other committees, including the Community Reinvestment Act Committee, the Investment Committee, and the Credit and Finance Committee.

EXECUTIVE OFFICERS

The following are the executive officers of the Company, all of whom are also the executive officers of Capital Bank & Trust Company (“Capital Bank” or “Bank”). Unless otherwise indicated, these officers have served in the indicated capacities during the last five years through the date hereof, except that Mrs. Kimble joined the Bank in January of 2000.

Name	Age	Office and Business Experience
R. Rick Hart	56	Chairman, President, and CEO of the Company, 2001 — present; Director of the Company, 2001 — present; Chairman of the Bank, 2000 — present; President and CEO of the Bank, 1994 — present; Director of the Bank 1994 — present.

John W. Gregory, Jr.	54	Executive Vice President and Chief Operating Officer of the Company, 2001 — present; Corporate Secretary of the Company, 2003 — present; Executive Vice President and Senior Lender of the Bank, 1994 — present; Director of the Bank 1994 — present.

Sally P. Kimble	51	Executive Vice President and Chief Financial and Accounting Officer for the Company, 2002 — present; Senior Vice President and Chief Financial and Accounting Officer for the Company, 2001 — present, and for the Bank, 2000 — present; Treasurer of the Company and the Bank; 2000 — present.

Officers are generally elected annually by, and serve at the pleasure of, the board of directors. However, as discussed below under “Executive Compensation,” the Company has employment contracts with Mr. Hart and Mr. Gregory.

***

EXECUTIVE COMPENSATION

There were no changes in the Bank’s chief executive officer during the last fiscal year. The following table sets forth the compensation of the Company’s Chief Executive Officer for 2004 and each of the other four most highly compensated executive officers as of December 31, 2004 (if such person’s total annual salary and bonus equaled or exceeded $100,000). The figures below include all compensation paid for all services to the Company and the Bank for that fiscal year. In addition, all share and share price information, including information related to stock options, has been adjusted to reflect the two-for-one stock split effected by the Company on July 30, 2004.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long-Term Compensation
				Awards	Payouts
				Other		Securities
				Annual	Restricted	Underlying		All Other
Name And				Compen-	Stock	Options/	LTIP	Comp-
Principal		Salary	Bonus	sation	Award(s)	SARs	Payouts	ensation
Position	Year	($)	($)	($)(1)(2)	($)(3)	(#)(3)	($)	($)(4)
R. Rick Hart, Chairman, President and CEO	2004	$220,000	$46,000	$51,589	N/A	21,500	$-0-	$12,127

	2003	204,225	38,900	47,869	N/A	-0-	-0-	12,127

	2002	194,524	33,300	5,200	N/A	64,332	-0-	10,935

John W. Gregory, Jr., EVP and COO	2004	$165,000	$35,048	$31,140	N/A	21,500	$-0-	$9,793

	2003	149,000	28,508	28,359	N/A	-0-	-0-	9,461

	2002	142,069	24,300	5,200	N/A	64,334	-0-	9,213

Sally P. Kimble, EVP & CFO	2004	$115,000	$19,852	$7,650	N/A	20,000	$-0-	$6,461

	2003	100,000	15,370	-0-	N/A	-0-	-0-	6,160

	2002	94,760	10,582	-0-	N/A	8,000	-0-	5,603

Notes to Preceding Table

(1)	Pursuant to the instructions to Item 402 of Regulation S-K, the Company has omitted information regarding group life, health, hospitalization, medical reimbursement or relocation plans that do not discriminate in scope, terms or operation, in favor of executive officers or directors of the Company and that are available generally to all salaried employees. In accordance with the instructions to Item 402(b)(2)(iii)(C), perquisites and other personal benefits, securities, or property, if any, are not reported unless the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive in this table.

(2)	This column includes director’s fees. Director’s fees for 2004 were deferred in the amount of $7,600 for Mr Hart and $7,800 for Mr. Gregory pursuant to the directors’ deferred compensation plan discussed elsewhere in this Proxy Statement. Mrs. Kimble does not serve as a director. The named individuals also benefit from the director’s deferred compensation plan, although the amount is difficult to calculate. Please refer also to the deferred compensation discussion with respect to director’s compensation. This column also includes amounts charged to the Company for the Supplemental Employee Retirement Plan contracts entered into by the Bank with respect to Mr. Hart ($43,989), Mr. Gregory ($23,340), and Mrs. Kimble ($7,650).

(3)	The amounts in this column reflect the number of options granted to the named executive(s) in the year(s) indicated. See “Stock Option Grants in 2004,” which is the next section of these materials. The Company has never issued stock appreciation rights (SARs).

(4)	This amount represents the Bank’s contribution to the Bank’s 401(K) plan on behalf of the named executive(s).

***

Stock Option Grants in 2004

The Company’s Compensation Committee voted effective February 3, 2004, to grant 20,000 options each to Messrs. Hart, Gregory, and Kimble, who are respectively the Chairman, Chief Operating Officer, and Chief Financial Officer of the Company. The option price was set at $11.325 per share, which was the closing price on February 3, 2004. The Compensation Committee divided the grant into two parts. One-half of the grant (10,000 shares) will vest based on the passage of time. So long as the named executive is an employee of the Company or the Bank on March 1 of the applicable year, the employee will receive 1,000 shares for 2004, 2,000 shares for 2005, 3,000 shares for 2006, and 4,000 shares for 2007.

The second part of the grant (10,000 shares) is based on the Company’s achieving pre-established financial goals that are set forth in the Company’s strategic plan. Because the goals were met for 2003, 1,000 options have already been granted to each of the named executives as of March 1, 2004. Future awards will be available to the named executives as follows: if the financial goals for the preceding calendar year have been met, then the named executives will be entitled to receive: 2,000 shares on March 1, 2005, 3,000 shares on March 1, 2006, and 4,000 shares on March 1, 2007. (The financial goals were achieved and the specified executives received these options.) Missing one target date, and thus the award tied to that date, would not necessarily affect any future target date or concomitant award. It is possible for a missed award to be earned due to results achieved later.

Option/SAR Grants in Last Fiscal Year

					Potential
					Realized Value at
					Assumed Annual
					Rates of Stock Price
					Appreciation
	Individual Grants				For Option Term(1)
	Number of
	Securities	% of Total
	Underlying	Options/SARs	Exercise
	Options/SARs	Granted to	or Base
	Granted	Employees in	Price	Expiration	5%	10%
Name	#	Fiscal Year	($/Share)	Date	($)	($)
R. Rick Hart, Chairman,	20,000	20.15%	$11.325	2-3-2014	$142,445	$360,982
President and CEO	1,500	1.51%	$12.875	2-3-2014	12,145	30,779

John W. Gregory, Jr.,	20,000	20.15%	$11.325	2-3-2014	$142,445	$360,982
EVP and Corporate Secretary	1,500	1.51%	$12.875	2-3-2014	12,145	30,779

Sally P. Kimble, EVP and CFO	20,000	20.15%	$11.325	2-3-2014	$142,445	$360,982

Notes to Preceding Table

(1)	The assumed increase in value may never be realized. Of the options granted, 7,000 will become exercisable, if ever, only if certain budgetary targets are met and another 7,000 will become exercisable, if ever, only if the recipient remains employed by the Company for the period specified in the grant. (Please refer to the discussion in “2004 Stock Option Grants” set forth above in this document.) No options were replaced or repriced in 2004. None of the named executives has received any stock appreciation rights (SARs).

***

2004 Stock Option Exercises

The table below provides information as to exercises of options in calendar 2004 under the Company’s stock option plan by the named executive officer(s) reflected in the Summary Compensation Table and the year-end value of unexercised options held by such officer(s).

Aggregated Option/sar Exercises in Last Fiscal
Year and Fiscal Year End Option/sar Values

			Securities
			Underlying
			Unexercised	Value of Unexercised
			Options/SARs	in-the-Money
		Value	At Fiscal Year End	Options/SARs At
	Shares	Realized on	(#)	Fiscal Year End ($)
	Acquired on	Exercise	Exercisable/	Exercisable/
Name and Title	Exercise (#)	($)(1)	Nonexerciseable	Nonexerciseable(1)
R. Rick Hart, Chairman, President, and CEO	65,832	$926,381	2,000/18,000	$18,540/$166,860

John W. Gregory, Jr., EVP, COO, and Corporate Secretary	28,000	$398,160	39,834/18,000	$546,789/$166,860

Sally P. Kimble, EVP and CFO	1,300	$18,486	7,100/19,600	$91,062/$189,612

Notes to Preceding Table

(1)	The specified amount represents the difference between the reported market price on December 31, 2004, of $20.60 per share and the respective exercise price(s) of the options at the date(s) of grant (ranging from $6.38 to $12.88 per share). Such amounts may not necessarily be realized. Actual values that may be realized, if any, upon the exercise of such options will be based on the market price of the Company’s common stock at the time of any such exercise(s) and thus are dependent upon future performance of the Company’s common stock.

Employment Contracts

Two members of the Company’s executive management serve the Company under written employment contracts. They are R. Rick Hart and John W. Gregory, Jr. These employment agreements were agreed upon in December of 2000 and have many comparable provisions. Mr. Hart is employed for a three year term, which is extended for one year on each anniversary date unless Mr. Hart or the Bank gives notice of non-renewal. Mr. Hart’s contract provides that he will serve the Bank as chairman, president and chief executive officer, although the title of president may be reassigned by the Bank’s board of directors without breaching Mr. Hart’s contract. Mr. Gregory’s contract has similar provisions as to service as executive vice president. Mr. Hart’s base salary in 2004 was $220,000 and Mr. Gregory’s base salary in that year was $165,000. As their respective salaries are increased, the “base salary” in their respective contracts also increases to the new amounts. These individuals are protected against reductions in their base salaries and benefits and they are granted substantial severance packages in the event of a change in control of the Company or the Bank. Mr. Gregory’s contract is for a three-year term.

Summary of Employment Contracts

The employment contracts are intended to provide for security for both the Company (and the Bank) and the employee. The Bank and the Company are parties to the contracts with the employees. The contracts assign specific functions and titles to the employees, assign them to specific supervisors, and provide for the method of termination or non-renewal. Each of these employees is to be furnished with a car and shall pay the individual’s country club dues (and related taxes thereon). In the event of termination by the Company or the Bank for improper cause, or as a result of a change in control, each employee is entitled to specified compensation (generally 2.99 times the employee’s then-current base salary and a gross-up of income taxes thereon), plus certain insurance benefits, and released from their non-competition agreements. In addition, in such event, the stock options previously granted to the employee shall immediately vest. An employee who resigns without proper cause is not entitled to a severance package and remains subject to a non-competition agreement of one year (which can be extended by the Bank for six additional months in exchange for continued payment of base salary and benefits). In the event of a change in control, the executive may resign and receive the severance package described above. The employee’s right to resign and receive a severance package shall be operative when there has been, in fact, a change in control. If not used, this right to resign “for cause” based on the change in control expires six months after the effective date of the change in control.

A change in control of the Company or Capital Bank occurs if and when, with or without the approval of the Board of the Company or Capital Bank incumbent prior to the occurrence: (1) more than 35% of the outstanding securities entitled to vote in an election of directors of the Company or Capital Bank shall be acquired by any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act; or (2) as the result of a tender offer, merger, consolidation, sale of assets or contested election or any combination of such transactions, the persons who were directors of the Company or Capital Bank immediately before the transaction shall cease to constitute a majority of the Board. The interpretation of this change in control definition shall be in accordance with the change in bank control regulations and other applicable rules, regulations and interpretations of the Federal Deposit Insurance Corporation as in effect from time to time during any term or renewal term of the contract. In addition, a change in control shall be deemed to have occurred upon any merger, consolidation or reorganization to which the Bank (or an entity controlled thereby) is a party, but is not a surviving entity; or upon the sale of all or substantially all of the assets of the Bank or the Company.

This summary is qualified in its entirety by reference to the contracts themselves, which are exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001. Reference is also made to the following section on “Bank Owned Life Insurance and Supplemental Employee Retirement Plans.”

Bank Owned Life Insurance and Supplemental Employee Retirement Plans

Capital Bank & Trust Company has purchased bank owned life insurance (“BOLI”) to fund the costs of a supplemental employee retirement plan (“SERP”) for executive officers each of Hart, Gregory, and Kimble. Neither the Company nor the Bank provides a pension plan for its key employees. In response to the opportunities that the Bank’s Board believes are provided by the use of BOLI, and in order to assure to the extent possible the continued service of these officers, the Bank decided to use BOLI to fund non-ERISA retirement benefits to these executives. These benefits are provided in the form of SERP agreements. (This summary is qualified in its entirety by reference to the SERP agreements themselves, which are exhibits to the Company’s public reports on Forms 10-Q for the quarter ended September 30, 2003, for Messrs. Hart and Gregory, and for the quarter ended September 30, 2004, for Mrs. Kimble.)

In response to the opportunities that the Bank’s Board believed to be available by the use of BOLI policies, and in order to assure to the extent possible the continued service of Messrs. R. Rick Hart and John W. Gregory, Jr., the Bank purchased two single-premium BOLI policies for an aggregate purchase price of $2,000,000 in August, 2003 to fund non-ERISA retirement (and other) benefits to these two executive officers and directors. These benefits will be provided in the form of supplemental executive retirement plan (SERP) agreements that the Bank signed with Messrs. Hart and Gregory in August of 2003. In addition, in August of 2004, the Bank purchased an additional single-premium BOLI policy for an aggregate purchase price of $315,000 to fund non-ERISA retirement (and other) benefits to Sally P. Kimble, the Bank’s chief financial officer. These benefits will be provided in the form of supplemental executive retirement plan (SERP) agreement that the Bank signed with Mrs. Kimble in August of 2004.

The Bank owns all of these BOLI policies (including both the cash value and all increases in the cash value). The Bank understands that the annual cash value growth, as well as future death benefits, are nontaxable if the BOLI policies are held until death. Withdrawals from the policies in the form of either loans or surrenders would have adverse tax consequences to the Bank. The Bank understands that future increases in cash value are not guaranteed and that the ability of the Bank to liquidate the policies may be restricted and is also not guaranteed.

The BOLI policies are being carried on the Bank’s balance sheet as investments. Anticipated increases in cash value, as well as death benefits received in the unfortunate event of the death of either of these employees, will be treated as “other income” on the Bank’s income statement. The income booked from the increases in anticipated cash value of the policies can help offset other Bank expenses. The Bank is subject to certain risks, such as the risk of carrier insolvency, tax law changes, bank regulatory changes, investment risks, and other risks. However, the Bank believes that the risk assumed is consistent with the amount invested in these policies (currently, a $2,315,000 investment). When combined with the insurance policies already owned by the Bank, the total cash surrender value ($4,614,000 in total) equals 17.89% of the Company’s capital at year end December 31, 2004. The Bank earned $111,712 in interest income on its investments in the BOLI policies in 2004.

The Bank intends for the BOLI policies to provide the Bank with the ability to satisfy its obligations to Messrs. Hart, Gregory and Kimble under their respective SERP agreements. The SERP agreements provide these executives with a percentage of their anticipated annual incomes based on a projected, hypothetical age-65 retirement date. Based on projections supplied to the Bank by a consulting firm, Mr. Hart could expect to receive an annual benefit equal to approximately 40% of his projected pre-retirement salary (estimated to be a benefit of $126,000 per year), Mr. Gregory could expect to receive an annual benefit equal to approximately 35% of his projected pre-retirement salary (estimated to be a benefit of $85,000 per year), and Mrs. Kimble could expect to receive an annual benefit equal to approximately 22% of her projected pre-retirement salary (estimated to be a benefit of $25,000 per year). These benefits are payable for 15 years after retirement, disability, change in control, or death.

The annual death, disability and early termination benefits payable under the SERP agreements generally increase each year, starting at $16,292 per year for Mr. Hart in year one and increasing annually to a maximum of $126,000 per year at age 65. For Mr. Gregory, the annual death, disability and early termination benefits payable under the SERP agreements generally increase each year, starting at $9,779 per year in year one and increasing annually to a maximum of $85,000 per year at age 65. For Mrs. Kimble, the annual death, disability and early termination benefits payable under the SERP agreements generally increase each year, starting at $2,575 per year in year one and increasing annually to a maximum of $25,000 per year at age 65. In the event of a change in control as defined in each of their respective employment agreements, Mr. Hart, Mr. Gregory and Mrs. Kimble would vest in their respective maximum annual benefits from and after the time of the change in control. Upon retirement or disability, the benefits would be payable to the employee. At death, the employee’s named beneficiary would be entitled to the remaining payments under her or his SERP agreement. No benefit shall be paid, or would be due, to an employee if that employee is terminated for cause (e.g., for reasons of personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, and other comparable matters). The SERP agreements contain non-disclosure, non-solicitation, and non-competition provisions. The Bank may increase but it may not decrease the benefits under the SERP agreements.

Benefits

Beginning in 1994, the Bank put into effect a 401(k) profit-sharing plan for the benefit of its employees. Employees eligible to participate in the plan are those at least 21 years old, who have worked one year, and who have completed 1,000 hours of service. (Persons who were employees of the Bank on the Plan’s effective date did not have to satisfy the eligibility requirements.) The provisions of the plan provide for both employee and employer contributions. For the year ended December 31, 2004, the Bank’s contributions to this plan aggregated $183,000 as compared to $165,000 for the year ended December 31, 2003, and $135,000 for the year ended December 31, 2002. The Bank matches employee contributions up to three percent (3%) of gross income and also makes a contribution of three percent (3%).

Life insurance, health and dental insurance, disability insurance, and other traditional benefits (such as paid vacation) are provided to full-time Bank employees. These benefits are generally believed to be commensurate with the types of benefits offered in the Nashville-Davidson County Metropolitan Area by competing financial institutions.

In accordance with our Bank’s marketing strategy, Bank officers entertain customers and prospective customers at restaurants and private clubs at the Bank’s expense. The Bank pays dues and certain expenses of private clubs for certain of its executive officers. The Bank also either provides an automobile or reimburses officers for the use of such person’s vehicle.

Capital Bancorp, Inc. Stock Option Plan

The shareholders of the Company approved the 2001 Capital Bancorp, Inc. Stock Option Plan (the “Company’s stock option plan”) at a special meeting of shareholders held in March of 2001 to attract and retain employees of the Company and the Bank through the grant of options to purchase the Company’s common stock. One Million shares were allocated (post split) to the Company’s stock option plan. Options granted under the Company’s stock option plan may qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended or may be Nonstatutory Stock Options. All key employees of the Company, the Bank, and other affiliates, if any, are eligible to receive Incentive Stock Options. In 2004, the Company granted 99,250 options under the Company’s stock option plan to employees of the Company and of the Bank at exercise prices ranging from $10.63 to $19.50 per share. Of these, 60,000 options were granted to the Company’s three executive officers, Messrs. Hart, Gregory, and Kimble. Options are exercisable at the rate of one option for one whole share of the Company’s common stock.

The Company’s stock option plan provides for the board of directors to have the greatest possible latitude in amending the Company’s stock option plan, but any increase in the number of shares allocated to the Company’s stock option plan will be subject to approval by the board of directors and, to the extent required by applicable law, rule or regulation, submitted to shareholder vote.

Shares subject to options granted under the Company’s stock option plan which expire, terminate or are canceled, without having been exercised in full become available again for option grants. Of the original 1,000,000 options, 652,066 have been exercised or forfeited, 298,184 are outstanding, and 126,750 remain available for grant.

The board of directors utilizes the Company’s Compensation Committee, which is joint with the Bank’s Human Resources Committee, to administer the Company’s stock option plan. The stock option plan may be terminated at any time by the board of directors although such termination would not affect options that had been granted prior to such termination. Options granted to the organizing directors were exercisable upon grant. Options granted to the key employees are expected to vest as quickly as permissible and still qualify as statutory incentive stock options. The Company’s stock option plan provides that options must be exercised no later than ten years after being granted (five years in the case of Incentive stock options granted to an employee who owns more than 10% of the voting power of all stock). As it was intended and disclosed to the shareholders, the founding officers and the directors were recognized for their services through awards made under the stock option plan.

The Company’s stock option plan provides that the board of directors shall approve the exercise price of options on the date of grant, which for incentive stock options cannot be less than the fair market value of the Company’s common stock on that date (110% of the fair market value for Incentive Stock Options granted to employees who own more than 10% of the voting stock). The number of shares which may be issued under the Company’s stock option plan and the exercise prices for outstanding options are subject to adjustment in the event that the number of outstanding shares of Company’s common stock will be changed by reason of stock splits, stock dividends, reclassification, or other recapitalization. In addition, upon a merger or consolidation involving the Company, participants may be entitled to shares in the surviving company upon the terms set forth in the Company’s stock option plan.

Options granted under the Company’s stock option plan are nontransferable, other than by will, the laws of descent and distribution or, for nonstatutory stock options, pursuant to certain domestic relations orders. Payment for shares of Company’s common stock to be issued upon exercise of an option may, if permitted in the option agreement, be made in cash, by delivery of Company’s common stock valued at its fair market value on the date of exercise or delivery of a promissory note as specified in the option agreement. Certain limitations apply to the exercise of options. Reference should be made to the Consolidated Financial Statements of the Company for the year ended December 31, 2004, particularly Note 17 (stock option plan) and Note 18 (earnings per share), which contain additional information relating to the Company’s stock option plan.

The board of directors, or its designated committee may, in its discretion, grant options which by their terms become fully exercisable upon a change of control (within the meaning of the Company’s stock option plan), notwithstanding other conditions on exercisability in the stock option agreement. Changes in control may include such things as significant changes in share ownership, mergers, and other types of acquisitions or reorganizations, among others.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2004, our Company’s compensation committee consisted of directors Dale, Doyle, Lovvorn, and Shmerling. From time to time, Capital Bank makes loans to Bank and Company directors, and related persons and entities, in the ordinary course of its business. Typically, the Bank does not lend to its executive officers except for loans that are intended to be sold in the secondary market. See “Certain Transactions.”

No member of our Committee is, or was during 2004, an officer or employee of the Company or any subsidiary of the Company, and none has served in such a capacity. Other than the transactions described in this document, none had any relationship with the Company that requires disclosure under the SEC’s proxy solicitation rules.

No executive officer of the Company served during 2004 (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company, or (ii) as a director of another entity, one of whose executive officers serviced on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Board Compensation Committee Report on Executive Compensation

The executive compensation committee, in conjunction with the compensation sub committee of the Bank’s executive committee, reviews compensation paid to the chief executive officer. The committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable financial institutions in and around the Company’s market areas, including institutions with total assets of between $150 million and $1 billion. Although the committee does not specifically set compensation levels for the chief executive officer based on whether particular financial goals have been achieved by the Company, the Committee does consider the overall profitability of the Company when making these decisions. The compensation committee has the following goals for compensation programs impacting the chief executive officer of the Company:

•	To provide motivation for the chief executive officer to enhance stockholder value by linking compensation to the future value of the Company’s stock;

•	To retain the chief executive officer who has led the Company to build its existing market franchise and to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company’s level of performance; and

•	To maintain reasonable fixed compensation costs by targeting the base salary at a competitive average.

For the year ended December 31, 2004, R. Rick Hart, Chairman, President and Chief Executive Officer, received a base salary of $220,000 and $46,000 in bonus in recognition of his continued leadership in the management of the Bank as well as his service as Chairman, President and Chief Executive Officer of the Company. The Compensation Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Tennessee and surrounding states with assets of between $150 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officer in the future.

Impact of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee. Based on the amounts earned by the employees of the Company and Bank, the Company does not believe that the $1 million limitation will affect the Company or the Bank. In addition, this limitation generally does not apply to compensation based on performance goals if certain requirements are met. The Company believes its stock incentive plans and payments of target incentive payments are “performance-based” and satisfy Section 162(m). The committee intends for all compensation paid to our executives to be fully deductible under federal tax laws and intends to take such steps as are necessary to ensure continuing deductibility.

Stock Performance Graph. Set forth below is a stock performance graph comparing the cumulative total shareholder return on the common stock with (a) the cumulative total shareholder return on stocks included in the Russell 2000 index and (b) the cumulative total shareholder return on stocks included in the NASDAQ

Bank Index, as prepared for the Company by Research Data Group, Inc. All investment comparisons assume the investment of $100 as of December 31, 1999, and the reinvestment of dividends, as specified in Section 402(l) of Regulation S-K for companies (like the Company) which registered under Section 12 of the Securities Exchange Act.

There can be no assurance that the Company’s future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance. The Company notes, however, that the comparisons are to companies with publicly traded stocks which may be trading at a multiple of book value greater than the multiple (if any) at which the Company’s stock is trading.

[PLOT POINTS TO COME]

	12/99	12/00	12/01	12/02	12/03	12/04
Capital Bancorp, Inc.	100.00	83.33	69.44	96.67	112.5	228.89
Russell 2000	100.00	96.98	99.39	79.03	116.38	137.71
Nasdaq Bank	100.00	117.64	125.14	127.22	163.14	184.84

[IMPORTANT NOTES: (1) The information set forth above under the subheadings “Compensation Committee Report on Executive Compensation” and “Shareholder Return Performance Graph” (i) shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act, shall not be deemed to be incorporated by reference in any such filing.
(2) Return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Share price at the end and beginning of the measurement period; by (ii) the Share price at the beginning of the measurement period. The measurement period in the graph set forth above begins on the last trading day of December, 1999. The closing price on that date is the base amount, with cumulative returns for each subsequent twelve-month period measured as a change from that base. The cumulative return for each twelve-month period is calculated in relation to the base amount as of the last trading day of the

AUDIT COMMITTEE

The joint Company-Bank Audit Committee is presently comprised of Company (and Bank) directors Dale and Doyle (who serve on both the Company and Bank boards) and directors Ashley and Dixon, who serve as directors of Capital Bank only. The board of directors has determined that all of the members of the Audit Committee are independent as defined by the rules of the SEC, NASD listing standards and the Audit Committee Charter. The board has not designated an audit committee financial expert as defined by the rules of the SEC but reserves the right to do so at any time. The board has not yet determined that each of the members of the Audit Committee is financially literate as defined by the NASD listing standards. The Audit Committee operates under a written charter adopted by the board, which is published with this Proxy Statement at least every three years. A copy of the Audit Committee Charter can be obtained by Shareholders without charge as set forth on page 2 in the section “Shareholder Questions and Availability of Company Information.” Bank Director Ashley, who is a licensed attorney, and an experienced bank counsel, chairs the Audit Committee.

The Audit Committee (1) assists the board in oversight of the integrity of the Company’s financial statements, (2) assists the board in oversight of the Company’s compliance with legal and regulatory requirements, (3) assists the board in oversight of the independent auditor’s qualifications and independence, (4) assists the board in the performance of the Company’s internal audit function and independent auditors, (5) prepares an Audit Committee report as required by the SEC to be included in the annual proxy statement, (6) performs such other duties as the board may assign to the Committee from time to time and (7) takes other actions to meet its responsibilities as set forth in its written charter. The Audit Committee is also responsible for establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters, including procedures for the confidential and anonymous submission by employees of the Company of any concerns regarding accounting or auditing matters they think may be questionable. Information about these procedures can be obtained from the Company’s Secretary.

The Report of the Audit Committee describes other matters related to the Audit Committee and its functions. The board of directors has adopted a formal, written Audit Committee Charter, a copy of which is available for inspection and copying as set forth in the section “Shareholder Questions and Availability of Company Information” included on page 2 of this document.

Pursuant to its charter, the Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services to be performed during 2005 or thereafter for the Company by its independent auditors or any other auditing or accounting firm, except as described below. The Audit Committee has established general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and will review such guidelines with the board of directors. Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Audit Committee Chair whose action shall be considered to be that of the entire Audit Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of revenues paid by the Company to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. Services such as audit of financial statements and the review of management’s assessment of internal controls, assistance with computations of fair market value disclosures, review of periodic and current reports (such as Reports on Form 10-Q and Form 8-K), preparation of reports to the Board of Governors of the Federal Reserve System, and preparation of federal and state tax returns (among others) have been pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter, as adopted by the Company’s board of directors, as amended, the Audit Committee appointed by the board of directors (“Audit Committee”) assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Capital Bancorp, Inc. (“Capital Bancorp”). During 2004, the Audit Committee met four times. The Audit Committee reviewed the interim financial and other information contained in each quarterly earnings announcement and quarterly filings to the Securities and Exchange Commission and report with the Chief Executive Officer, the Chief Financial Officer, and the Controller and independent auditors. The Audit Committee also discussed the results of the internal audit examinations. Officers of Capital Bancorp meet with the Audit Committee by invitation only and the committee regularly meets in executive session without the attendance of Capital Bancorp or Capital Bank & Trust Company officers.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of CBI’s financial statements, CBI’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of CBI’s internal audit function and independent auditors, and risk assessment and risk management. The Audit Committee manages CBI’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from CBI for such advice and assistance.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may have an impact on their objectivity and independence. The Audit Committee has satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of Capital Bancorp’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Audit Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

CBI’s management has primary responsibility for preparing CBI’s financial statements and CBI’s financial reporting process. CBI’s independent auditors, Maggart & Associates, P.C., are responsible for expressing an opinion on the conformity of CBI’s audited financial statements with accounting principles generally accepted in the United States of America and as specified by the United States Public Company Accounting Oversight Board created pursuant to the Sarbanes-Oxley Act of 2002.

In this context, the Audit Committee hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the audited financial statements with CBI’s management.

     2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), and SAS 99 (Consideration of Fraud in a Financial Statement Audit).

     3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard

No. 1, “Independence Discussions with Audit Committee”) and has discussed with the independent auditors the independent auditors’ independence.

     4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in CBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors of Capital Bancorp, Inc., and Capital Bank & Trust Company.

Clenna G. Ashley, Audit Committee Chair
Albert J. Dale, III
C. Donald Dixon
Robert W. Doyle

PRINCIPAL AUDITOR FEES AND SERVICES

Maggart & Associates, P.C., served as CBI’s independent auditors for the fiscal year ending December 31, 2004. Representatives of Maggart & Associates, P.C., are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by CBI for Maggart & Associates, P.C.

The following table shows the fees paid or accrued by CBI for the audit and other services provided by Maggart & Associates, P.C., for fiscal 2004 and 2003.

Services Performed	2004	2003
Audit Fees(1)	$76,750	$76,650
Audit-Related Fees(2)	21,192	24,195
Tax Fees(3)	14,386	5,710
All Other Fees(4)	-0-	-0-
Total Fees	$112,328	$106,555

Notes to Preceding Table

(1)	Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)	Audit-related fees consisted primarily of accounting consultations, services related to assistance with regulatory capital planning, attendance at audit committee meetings, and Federal Home Loan Bank mortgage collateral certification.

(3)	For fiscal 2004 and 2003, respectively, tax fees principally included tax preparation, tax advice and tax planning fees.

(4)	All other fees principally would include consulting engagements.

The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by CBI’s independent auditors and associated fees, provided that the Chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the external accountant’s independence. After discussing this matter among themselves, with management, and with the independent auditors, the Audit Committee believes that the provision of the specified non-audit services is compatible with maintaining the external auditor’s independence.

PROPOSAL NO. 2

APPROVAL OF THE PROPOSED CAPITAL BANCORP, INC.

2005 EMPLOYEE STOCK PURCHASE PLAN

2005 Employee Stock Purchase Plan

Our board of directors adopted our 2005 Employee Stock Purchase Plan (the “employee stock purchase plan”), in January of 2005 and recommended that it be submitted for approval by our shareholders at the Company’s 2005 Annual Meeting of Shareholders. If approved by the shareholders, the employee stock purchase plan will become effective as determined by our board of directors. Like all forms of stock-related compensation, the proposed plan is intended to further align our employees’ financial interests with those of our company. As employees also become shareholders, they may be more likely to work harder to promote and to protect their investments. The following discussion of the employee stock purchase plan is qualified in its entirety by reference to the copy of the plan attached to these materials as Appendix A.

Share Reserve. The purchase plan authorizes the issuance of 500,000 shares of common stock pursuant to purchase rights granted to our employees or to employees of any of our affiliates that we designate as being eligible to participate, which amount will be increased on the first day of each fiscal year following the year in which we commence our first offering under the purchase plan and for 20 years by the lesser of 500,000 shares or one and one half percent (1.5%) of the number of shares of common stock outstanding on each such date. However, the board of directors has the authority to designate a smaller number of shares by which the authorized number of shares of common stock will be increased on such date. The purchase plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. As of the date hereof, no shares of common stock have been purchased under the purchase plan.

Administration. The board of directors will administer the employee stock purchase plan, but such administration is expected to be delegated to a committee of the board. The proposed plan provides a means by which employees may purchase CBI common stock. The plan will be implemented by offerings of rights to eligible employees. Under the employee stock purchase plan, we may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. The first offering under the proposed plan will begin on April 1, 2005 with the first date for purchase of shares of Common Stock under the employee stock purchase plan occurring on June 30, 2005. Unless otherwise determined by the board of directors, common stock is purchased for accounts of employees participating in the purchase plan at a price per share equal to the lower of (i) 85% of the fair market value of a share of our common stock on the date of commencement of the offering or (ii) 85% of the fair market value of a share of our common stock on the date of purchase. Generally, all regular employees, including executive officers, who are employed by us or by any of our designated affiliates may participate in the purchase plan and may contribute (normally through payroll deductions) up to the $25,000 limit described below. The board of directors, from time to time, may elect to limit participation in any one or more offerings to only those employees who customarily work for more than 20 hours per week and more than five months per calendar year.

Limitations. Eligible employees may be granted rights only if the rights, together with any other rights granted under other employee stock purchase plans, do not permit such employee to purchase more than $25,000 worth of our common stock in any calendar year in which such rights are outstanding. No employee shall be eligible for the grant of any rights under the employee stock purchase plan if immediately after such rights are granted, such employee owns five percent or more of our outstanding capital stock measured by vote or value.

Changes to Capital Structure. In the event that there is a certain type of change in the capital structure of the company, such as a stock split, the number of shares reserved under the employee stock purchase plan and the number of shares and purchase price of all outstanding purchase rights will be appropriately adjusted.

Changes in Control. In the event of certain corporate transactions, all outstanding rights to purchase our stock under the employee stock purchase plan will be assumed, continued or substituted for by the surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute rights, then the participants’ accumulated contributions will be used to purchase shares of our common stock within five days prior to such corporate transaction and such purchase rights will terminate immediately thereafter.

Non-Discrimination. The employee stock purchase plan does not discriminate in favor of or against any employee or group of employees. Any employee, whether a member of senior management or not, can participate to the maximum amount permitted by the employee stock purchase plan.

New Plan Benefits. Because benefits under the employee stock purchase plan will depend on employees’ elections to participate and the fair market value of the Company’s Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the plan is approved by the stockholders. Non-employee directors are not eligible to participate in the employee stock purchase plan.

The board of directors unanimously recommends that you vote FOR approval of the Capital Bancorp, Inc. 2005 Employee Stock Purchase Plan.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The Company is authorized to issue 20,000,000 shares of its common stock. (Please refer to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed August 30, 2004, for additional discussion of the Company’s authorized classes of securities.) As of December 31, 2004, there were 3,460,608 shares of the Company’s common stock issued and outstanding. All of these shares are eligible to vote at the 2005 Annual Meeting.

The following table provides information, as of December 31, 2004, with respect to the following beneficial owners of the Company’s common stock:

•	Each shareholder who owns more than 5% of the Company’s outstanding common stock, either on the Company’s records or indirectly as a “beneficial” owner,

•	Each director of the Company;

•	Each nominee for director; and

•	All Company executive officers and directors as a group. (Bank directors are not included in this table or in the total.)

We determined beneficial ownership by applying the General Rules and Regulations of the SEC, particularly Rule 13d-3 under the Securities Exchange Act, which state that a person may be credited with the ownership of common stock:

•	Owned by or for the person’s spouse, minor children or any other relative sharing the person’s home;

•	Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and

•	Of which the person has investment power, which includes the power to dispose or direct the disposition of the stock.

•	Also, a person who has the right to acquire beneficial ownership of shares within 60 days after May 18, 2005, will be considered to own the shares. Unless otherwise indicated, the persons listed own their shares directly as individuals or in conjunction with their spouses.

			Percent of
Name (1)(2)	Number of Shares Owned		Right to Acquire	Outstanding Shares
(A) Name and Address of each shareholder who owns more than 5% of the Company’s outstanding common stock, either on the Company’s records or indirectly as a “beneficial” owner

Robert W. Doyle
1111 17th Avenue South Nashville, Tennessee 37212	166,000		30,000	5.66

C. M. Gatton
1000 West State Street Bristol, Tennessee 37620	312,240		-0-	9.02

(B) Name of Each Director and Nominee

Albert J. Dale, III (3)	75,000		-0-	2.17
Robert W. Doyle	166,000		30,000	5.66
*R. Rick Hart	102,840		6,000	3.14
H. Newton Lovvorn, Jr., M.D.	58,000		-0-	1.68
Michael D. Shmerling	128,000		-0-	3.70
(C) Directors and Executive Officers of the Company as a Group (7 persons)	589,054	(1)(2)	93,284	19.19	(1)(2)

     Nominee to serve as director of Capital Bancorp, Inc.

Notes to Preceding Table

(1)	The percentages shown are based on 3,462,008 total shares outstanding plus, on a pro forma basis, all of the options exercisable by the specified person within 60 days after May 18, 2005. The shares shown in each director’s column, and in the group total, include shares beneficially owned at December 31, 2004 by the named individual and those obtainable by the exercise of options by such person within 60 days. The table includes the exercisable portion of the options held in the 2001 Capital Bancorp, Inc. Stock Option Plan by Mr. Hart (who holds 20,000 options in total), Mr. Gregory (who holds 57,834 options in total), and Mrs. Kimble (who holds 27,450 options in total). The percentages have been calculated based on the pro forma number of shares of common stock deemed to be owned beneficially by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). Thus, all options exercisable within 60 days next following the 2005 Annual Meeting are included in such person’s total as if such person had exercised all of her or his respective options at the present date.

(2)	This information has been furnished by the directors and officers of the Company. Unless otherwise indicated, a shareholder possesses sole voting and investment power with respect to all of the shares shown opposite her or his name, including shares held in her or his individual retirement account. Shares held in self-directed Individual Retirement Accounts have been shown in each director’s total, and classified as subject to the director’s sole voting and dispositive authority. The ownership shown is that reported to the Company as of a recent date. The totals shown include shares held in the name of spouses, minor children, certain relatives, trusts, estates, custodial arrangements for children, and certain affiliated companies and/or business entities as to which beneficial ownership may be disclaimed.

(3)	Of the shares indicated, 40,000 are held in a retirement plan for the named director’s benefit. The named director exercises voting and investment authority with respect to these shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. (The Company knows of no 10% or greater beneficial owner.)

Based solely on its review of the copies of such forms received by it, or (if applicable) written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, for the period January 1, 2004 through December 31, 2004, its executive officers and directors complied with all filing requirements applicable to them.

CERTAIN TRANSACTIONS

Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of Capital Bank and have had transactions with Capital Bank in the ordinary course of Capital Bank’s business. From time to time, the Bank makes loans to directors and executive officers of the Company and the Bank, and related persons and entities, for the financing of homes, for home improvement, and for consumer and commercial loans. Typically, however, the Bank lends to executive officers only in connection with home loans that are to be sold in the secondary market and not retained in the Bank’s portfolio. (The Company relies upon its directors and executive officers for identification of their respective associates and affiliates (as those terms are defined in the Securities Exchange Act).) All material transactions involving loans and commitments to such persons and businesses are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features.

The indebtedness of management (including the directors and their respective interests) and these related parties to Capital Bank was approximately $3,426,000 at December 31, 2004 and thus equal to an estimated 1.18% of the total currently outstanding Capital Bank loans (net of loan loss reserve) as of December 31, 2004. This indebtedness is equal to approximately 13.29% of the Company’s total shareholders’ equity at December 31, 2004. In the opinion of the board of directors, such transactions have not involved more than a normal risk of collectibility nor presented other unfavorable features, nor were any of these related-party loans restructured or charged off in such year.

Except as disclosed under “Executive Compensation,” and except as set forth below, our executive officers, directors and director-Nominee(s) did not have significant business relationships with us which would require disclosure under applicable SEC regulations and no such transactions are anticipated during the 2005 fiscal year. However, the Company has determined to disclose all known non-compensation payments to directors and officers of the Company or Capital Bank, and to holders of five percent or more of the Company’s voting securities, whether or not such transactions would be “material” or otherwise subject to disclosure. These disclosures are made to assure that all shareholders are informed of such payments. The Board has imposed a $5,000 minimum threshold for disclosure, such that if any payment in any of the last three years equals or exceeds that amount, then disclosures for all three years will be made.

For the years 2002, 2003, and 2004, payments to directors, officers, five percent or greater shareholders, and their interests, of $5,000 or more in any one of the past five years, were as follows:

Gross Amount of
Name and Title of		Payment Made by
Recipient	Year	Company or Bank	Purpose of Payment
R. Rick Hart (Chairman, President, CEO, and Director of the Company and the Bank)	2004 2003 2002	$7,853 3,658 119
An interest of Mr. Hart’s provides certain merchandising services to the Bank that permit the Bank to purchase art work and other furnishings at cost. The amounts shown represent no profit to Mr. Hart. Mr. Hart purchased art and other furnishings for the branches in order to benefit the Bank.

Michael D. Shmerling (Company and Bank Director)	2004 2003 2002	$63,038 56,000 54,000
A company in which Mr. Shmerling owns 50% owns the Bank’s Operations Center located at 1816 Hayes Street, Nashville, Tennessee. The rent paid by the Bank on the 4,295 square foot Operations Center was approximately $13.75 per square foot in 2004. The lease is “triple net,” such that the Bank pays the annual real estate taxes and insurance on the building and its contents.

In addition, the Bank has signed a lease with an interest of Mr. Shmerling with respect to occupancy of the sixth floor of 1808 West End Avenue, Nashville, Tennessee. The base rental for the initial term (May 1, 2005 through January 31, 2009 is scheduled to equal$14.50 per foot for an estimated 9,070 square feet. If the Bank exercises its right to extend the lease term, the base rental is scheduled to increase to $15.50 per square foot plus a 2.5% annual increase thereafter. Also, the Company and the Bank purchase all or a substantial portion of their insurance coverages through Bank director Robert P. Alexander, Sr., and his company. Mr. Alexander receives commissions from the companies that sell these products, not from the Company or the Bank. Thus, the Company and the Bank actually paid nothing directly to Mr. Alexander for insurance, but the Bank believes that he received commissions as a result of premiums paid by the Company and/or the Bank.

THE COMPANY’S STANDING NOMINATING COMMITTEE

The Company has a standing nominating committee that is joint with the nominating committee of Capital Bank. The committee does not have a charter at this time. The board believes that each member of the nominating committee is independent within the meaning of Rule 4200(a)(14) of the NASD, which is a definition of independence of a national securities exchange registered pursuant to Section 6(a) of the Exchange Act or a national securities association registered pursuant to Section 15A(a) of the Exchange Act that has been approved by the SEC (as that definition may be modified or supplemented). In determining director independence, the Company has applied that definition consistently to all members of the nominating committee and used the independence standards of the same national securities exchange or national securities association for purposes of nominating committee disclosure under the requirements of the SEC’s rules and regulations including the audit committee disclosure required under Item 7(d)(3)(iv) of the Securities Exchange Act’s Schedule 14A.

The nominating committee has not adopted any formal policies or procedures with regard to the consideration of any director candidates recommended by security holders, but the committee will consider director candidates recommended by shareholders. In general, the committee would require the consent of any proposed director candidate to be considered and to be nominated, and such person’s undertaking to serve if elected, as well as the type of information that must be disclosed by and about directors, nominees, and executive officers of the Company under the federal securities laws and as required by the Company’s charter and bylaws as to shareholder nominees. Further, the committee could be expected to want information about the specific types of contributions, including community involvement, business attraction, and public credibility that a candidate has. The committee believes that these informal standards are sufficient to serve the Company’s needs in its marketplace.

The procedures to be followed by security holders in submitting recommendations are set forth under the heading “Shareholder Proposals and Nominations for the 2006 Annual Meeting.” At present, there are no differences between the nominating committee’s process for identifying and evaluating nominees for director, including nominees recommended by security holders, and the nominating committee’s manner in evaluating nominees for director based on whether the nominee is recommended by a shareholder. The Company does not at the present time pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

The Company’s nominating committee did not receive, by a date not later than the 120th calendar day before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting, a recommended nominee from a security holder that beneficially owned more than 5% of the Company’s voting common stock for at least one year as of the date the recommendation was made, or from a group of security holders that beneficially owned, in the aggregate, more than 5% of the Company’s voting common stock, with each of the securities used to calculate that ownership held for at least one year as of the date the recommendation was made.

NASD RULE 4200(a)(14) provides that to be an “independent director” means that the person must not have a relationship which, in the opinion of the company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The rule expressly states that following persons “shall not be considered independent:” Any officer or employee of the company or its subsidiaries; any director who is or has been employed by the company or any of its affiliates for the current year or any of the past three years; any director who accepts any compensation from the company or any of its affiliates greater than $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; any director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the company or any of its affiliates as an executive officer. (The term “immediate family” is defined to include a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home.) In addition, a director is defined not to be independent if she or he is a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the company made, or from which the company received, payments (other than those arising solely from investments in the company’s securities) that exceed 5% of the entity’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years. Finally, a director who is employed as an executive of another entity where any of the company’s executives serve on that entity’s compensation committee is deemed not to be “independent.”

SHAREHOLDER PROPOSALS AND NOMINATIONS
FOR THE 2006 ANNUAL MEETING

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in CBI’s proxy statement for the annual meeting next year, the written proposal must be received by the CBI Corporate Secretary at CBI’s principal executive office address specified below not later than December 1, 2005. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in CBI’s proxy statement is instead a reasonable time before CBI begins to print and mail its proxy materials. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
Capital Bancorp, Inc.
P. O. Box 24120
Nashville, Tennessee 37202

For a shareholder proposal that is not intended to be included in CBI’s proxy statement under Rule 14a-8, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of CBI common stock to approve that proposal, provide the information required by the bylaws of CBI and give timely notice to the Corporate Secretary of CBI in accordance with the bylaws of CBI, which, in general, require that the notice be received by the Corporate Secretary of CBI:

•	Not earlier than the close of business on January 2, 2006, and

•	Not later than the close of business on February 2, 2006.

If the date of the shareholder meeting is moved more than 30 days before or 60 days after the anniversary of the CBI annual meeting for the prior year, then notice of a shareholder proposal that is not intended to be included in CBI’s proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

•	90 days prior to the meeting; and

•	10 days after public announcement of the meeting date.

It is currently anticipated that the 2006 Annual Meeting of Shareholders will be held on April 26, 2006.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board’s Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for board membership and should be directed to the Corporate Secretary of CBI at the address of our principal executive offices set forth above. In addition, the bylaws of CBI permit shareholders to nominate directors for election at an annual shareholder meeting. To nominate a director, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of CBI common stock to elect such nominee and provide the information required by the bylaws of CBI, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to CBI and its shareholders. In addition, the shareholder must give timely notice to the Corporate Secretary of CBI in accordance with the bylaws of CBI, which, in general, require that the notice be received by the Corporate Secretary of CBI within the time period described above under “Shareholder Proposals.”

Bylaw Provisions: The Company’s bylaws are available for inspection at the Company’s offices at 1816 Hayes Street, Nashville, Tennessee 37203, during the Company’s normal business hours by appointment with Sally P. Kimble, who works with Investor Services. You may contact the Investor Services Department at 615.327.9000 or at our Hayes Street office mentioned above. Our bylaws contain provisions regarding the requirements for making shareholder proposals and nominating director candidates.

Risk of Untimely or No Delivery. Risk of timely delivery of shareholder proposals or other business, and risk of compliance with applicable rules concerning such business, is and remains on the proponent. Because risk of non-delivery or untimely delivery remains with the shareholder, we urge you to use caution in mailing any proposals to the Company.

Appendix A

Capital Bancorp, Inc.
2005 Employee Stock Purchase Plan

CAPITAL BANCORP, INC.
2005 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS JANUARY 19, 2005
APPROVED BY STOCKHOLDERS MAY ____, 2005

     THIS 2005 EMPLOYEE STOCK PURCHASE PLAN, which was adopted by the Board of Directors of Capital Bancorp, Inc. (“Company”) on January 19, 2005, shall be effective when and if approved by the Company’s Shareholders on or before January 18, 2006.

1. PURPOSE.

     (a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of the Common Stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

     (c) The Company intends that the Purchase Rights be considered options issued under an Employee Stock Purchase Plan.

     (d) It is the Company’s intent that the Plan be qualified as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

     (a) “BOARD” means the Board of Directors of the Company.

     (b) “CODE” means the Internal Revenue Code of 1986, as amended.

     (c) “COMMITTEE” means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

     (d) “COMMON STOCK” means the common stock of the Company.

     (e) “COMPANY” means Capital Bancorp, Inc., a Tennessee corporation.

     (f) “CONTRIBUTIONS” means the payroll deductions, and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount through payroll deductions withheld during the Offering.

     (g) “CORPORATE TRANSACTION” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i) A sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

          (ii) A sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

          (iii) A merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv) A merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

     (h) “DIRECTOR” means a member of the Board.

     (i) “ELIGIBLE EMPLOYEE” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

     (j) “EMPLOYEE” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. Neither service as a Director nor payment of a director’s fee shall be sufficient to make an individual an Employee of the Company or a Related Corporation.

     (k) “EMPLOYEE STOCK PURCHASE PLAN” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

     (l) “EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

     (m) “FAIR MARKET VALUE” means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, or on the Over the Counter Bulletin Board, the Fair Market Value of the security, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the Trading Day prior to the relevant determination date (or, if no sales were reported on that day, then the most recent day in which a sale was reported).

     (n) “OFFERING” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

     (o) “OFFERING DATE” means a date selected by the Board for an Offering to commence.

     (p) “OFFICER” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) “PARTICIPANT” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

     (r) “PLAN” means this Capital Bancorp, Inc. 2005 Employee Stock Purchase Plan.

     (s) “PURCHASE DATE” means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

     (t) “PURCHASE PERIOD” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

     (u) “PURCHASE RIGHT” means an option to purchase shares of Common Stock granted pursuant to the Plan.

     (v) “RELATED CORPORATION” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code. For the purposes of this Plan, the term “Related Corporation” includes Capital Bank & Trust Company.

     (w) “SECURITIES ACT” means the Securities Act of 1933, as amended.

     (x) “TRADING DAY” means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Over the Counter Bulletin Board, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

3. ADMINISTRATION.

     (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical);

          (ii) To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan;

          (iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this Power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

          (iv) To amend the Plan as provided in Section 15; and

          (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

     (c) The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and, upon such abolition, the power of administration of the Plan shall automatically and immediately re-vest in the

Board. If administration is delegated to a Committee, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board or the Committee, as the case may be.

4. SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 14 relating to adjustments upon changes in securities, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate Five Hundred Thousand (500,000) shares of Common Stock, plus an annual increase to be added on the first day of each fiscal year of the Company for a period of twenty (20) years, commencing on the first day of the fiscal year that begins after the effective date of the first Offering under the Plan and ending on (and including) the first day of the fiscal year that begins twenty (20) years thereafter (each such day, a “Calculation Date”), equal to the lesser of (i) One and One-Half percent (1.5%) of the shares of Common Stock outstanding on each such Calculation Date (rounded down to the nearest whole share); or (ii) Five Hundred Thousand (500,000) shares of Common Stock. Notwithstanding the foregoing, the Board may act, prior to the Calculation Date for any year, to increase the share reserve by such number of shares of Common Stock as the Board shall determine, which number shall be less than and in lieu of the amount by which such reserve would be increased under either (i) or (ii) above. If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.

5. GRANT OF PURCHASE RIGHTS; OFFERING.

     (a) The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of each Offering shall be set forth in a Description of Offering substantially in the form of Exhibit 5(a) attached hereto, which shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

     (b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i)

each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.

6. ELIGIBILITY.

     (a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 3(b), to Employees of a Related Corporation. Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year.

     (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

          (i) The date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

          (ii) The period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) The Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

     (c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this

Section 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

     (d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7. PURCHASE RIGHTS; PURCHASE PRICE.

     (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase that number of shares of Common Stock determined by dividing the amount of the Contributions made by the Eligible Employee since the Offering Date by the applicable purchase price per share, subject to the $25,000 per year limitation set forth in Section 6(d) above. The Board in its sole discretion may elect to impose such additional limitations on the number of shares an Employee may purchase in each Offering and/or the amount each Employee may contribute to the Plan, stated either as a percentage of the Employee’s earnings or as a maximum dollar amount, as designated by the Board. Any such limitations imposed by the Board will be in addition to, and not in lieu of, the $25,000 per year limitation set forth in Section 6(d) above.

     (b) The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

     (c) In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of

Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

     (d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be the lesser of:

          (i) An amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

          (ii) An amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

8. PARTICIPATION; WITHDRAWAL; TERMINATION.

     (a) A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant’s Earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. To the extent specifically provided in the Offering, in addition to making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to each Purchase Date of the Offering.

     (b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant)

under the Offering, and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.

     (c) Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.

     (d) Purchase Rights shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant’s lifetime, shall be exercisable only by such Participant. Shares of Common Stock issued upon such exercise shall be issued either in the name of the Participant or jointly in the names of the Participant and the Participant’s spouse.

     (e) Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.

9. EXERCISE; OWNERSHIP.

     (a) On each Purchase Date during an Offering, each Participant’s accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.

     (b) If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8(b), or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is not at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of the

Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering.

     (c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock) shall be distributed to the Participants.

     (d) Each Participant’s shares of Common Stock issued in connection herewith will be kept on the books of the Company’s transfer agent. Subject to the provisions of paragraphs (e) and (f) below, shares of Common Stock issued pursuant hereto will not be certificated until the Holding Period with respect to such stock has lapsed, and then only if Participant specifically requests in writing that such shares be certificated. For purposes hereof, the term “Holding Period” with respect to any shares of Common Stock issued hereunder shall mean the period ending on the later of (i) two (2) years after the date of the grant of the Purchase Rights with respect to such shares and (ii) one (1) year after the date that such Purchase Rights were exercised.

     (e) A Participant who leaves employment with the Company during the Holding Period with respect to any such shares, may request in writing that such shares be certificated and the Company shall comply with such request provided that such Participant executes such documents and performs such further acts and assurances as may be necessary to ensure that the Company is in compliance with the provisions of the Code, as determined by the Company in its sole discretion.

     (f) If a Participant desires to sell or otherwise dispose of shares of Common Stock issued pursuant hereto prior to the expiration of the Holding Period with respect thereto, such Participant shall notify the Company immediately in writing concerning such desired disposition, and the Company will take such reasonable steps as the Participant shall request to enable the Participant to dispose of the shares of Common Stock, including, if necessary, causing such shares to be certificated.

10. COVENANTS OF THE COMPANY.

     The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11. USE OF PROCEEDS FROM SHARES OF COMMON STOCK.

     Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.

12. RIGHTS AS A STOCKHOLDER.

     A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

13. DESIGNATION OF BENEFICIARY.

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering. Any such designation shall be on a form provided by or otherwise acceptable to the Company.

     (b) The Participant may change such designation of beneficiary at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14. ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS.

     (a) If, on or after the date the Plan is adopted by the Board, any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4(a), and the outstanding Purchase Rights shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

     (b) In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not continue or assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants’ accumulated Contributions shall be used to purchase shares of Common Stock within five (5) business days prior to the Corporate Transaction under the ongoing Offering, and the Participants’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

15. AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Related Corporation, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights into compliance therewith.

     (c) The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except:

          (i) With the consent of the person to whom such Purchase Rights were granted, or

          (ii) As necessary to comply with any laws or governmental regulations (including, without limitation, the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans).

16. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Any benefits, privileges, entitlements and obligations under any Purchase Rights while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights comply with the requirements of Section 423 of the Code.

17. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18. MISCELLANEOUS PROVISIONS.

     (a) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

     (b) The provisions of the Plan shall be governed by the laws of the State of Tennessee without resort to that state’s conflicts of laws rules.

     ADOPTED BY THE BOARD OF DIRECTORS OF CAPITAL BANCORP, INC. on the 19th day of January, 2005, subject to approval of the Shareholders of the Company.

CAPITAL BANCORP, INC.
By:	/s/ Sally P. Kimble
Sally P. Kimble, Executive Vice President

ATTEST:
By:	/s/ John W. Gregory
John W. Gregory, Secretary

Approved by the Board of Directors of Capital Bancorp, Inc., on January 19, 2005.

Approved by the Shareholders of Capital Bancorp, Inc., on May ___, 2005.

PLEASE SIGN, DATE AND RETURN IMMEDIATELY.

PROXY
CAPITAL BANCORP, INC.
FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2005

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned holder of Common Stock of CAPITAL BANCORP, INC. (the “Company”) hereby appoints JOHN W. GREGORY, JR., AND SALLY P. KIMBLE, each with full power to appoint his or her substitute, as proxy for the undersigned to attend, to vote, and to act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the University Club of Nashville, located at 2402 Garland Avenue, Nashville, Tennessee 37212, on Wednesday, May 18, 2005 (the “Meeting”) at 3:00 p.m. (Local Time in Nashville, Tennessee), and at any adjournments and postponements thereof, and hereby revokes any proxy previously given by the undersigned. The record date for the Annual Meeting is March 23, 2005.

The Common Stock represented by this proxy will be voted in accordance with any choice specified in this proxy. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED AS PROXY WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF THE DIRECTOR NAMED IN THIS PROXY, FOR THE APPROVAL OF THE COMPANY’S PROPOSED 2005 EMPLOYEE STOCK PURCHASE PLAN, AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTER TO PROPERLY COME BEFORE THE ANNUAL MEETING. If this proxy is not dated, it shall be deemed to be dated on the date on which this proxy was mailed by the Company.

1.	To elect as Director the Nominee listed below:

☐	FOR the Nominee listed below			☐	WITHHOLD AUTHORITY to vote for the Nominee listed below

	Class I –	R. Rick Hart

2.	To consider and approve the Capital Bancorp, Inc. 2005 Employee Stock Purchase Plan.

	☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	In their discretion, the Proxy Holders are authorized to vote upon such other business as properly may come before the meeting.

The following rules apply to this proxy: When shares are held by joint tenants, both should sign. If you are signing as attorney, executor, administrator, trustee, or guardian, you must give your full title as such. If you are signing on behalf of a corporation or limited liability company, you must sign in full corporate name by the president, chief manager or other authorized officer. If you are signing on behalf of a partnership, you must sign in partnership name by an authorized person. The Proxy Holders may vote this proxy to adjourn or postpone the Annual Meeting.

Date:		, 2005

Signature
☐	I PLAN TO ATTEND

Signature, if held jointly

IMPORTANT DOCUMENT — PLEASE SIGN, DATE AND RETURN IMMEDIATELY.